Summary Prospectus September 1, 2014

Franklin Biotechnology
Discovery Fund

Franklin
Strategic Series

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated September 1, 2014, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R6	Advisor Class
FBDIX	Pending	Pending	FTDZX

The Fund is currently closed to new investors, except for certain categories of investors. For more information, please turn to the first page of the "Fund Details - Franklin Biotechnology Discovery Fund" section of this Prospectus.

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 52 in the Fund's Prospectus and under “Buying and Selling Shares” on page 55 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C1	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[2]	1.00%	None	None

1. The Fund began offering Class C shares on March 4, 2014.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees[1]	0.59%	0.59%	0.59%	0.59%
Distribution and service (12b-1) fees	0.30%	1.00%	None	None
Other expenses[1]	0.21%	0.21%	0.04%	0.21%
Total annual Fund operating expenses[2]	1.10%	1.80%	0.63%	0.80%

1. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement, effective May 1, 2014. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

2. The Fund began offering Class C shares on March 4, 2014. Total annual Fund operating expenses are annualized.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 681	$ 905	$ 1,146	$ 1,838
Class C	$ 283	$ 566	$ 975	$ 2,116
Class R6	$ 64	$ 202	$ 351	$ 786
Advisor Class	$ 82	$ 255	$ 444	$ 990
If you do not sell your shares:
Class C	$ 183	$ 566	$ 975	$ 2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48.70% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of biotechnology companies and discovery research firms. The Fund predominantly invests in equity securities, primarily common stock. For the Fund’s investment purposes, a biotechnology company or discovery research firm is one that has at least 50% of its earnings derived from biotechnology activities, or at least 50% of its assets devoted to such activities, based on the company’s most recent fiscal year. Biotechnology activities are research, development, manufacture, and distribution of various biotechnological or biomedical products, services, and processes. This may include companies involved with genomics, genetic engineering, and gene therapy. It also includes companies involved in the application and development of biotechnology in areas such as health care, pharmaceuticals, and agriculture. In addition to its investments in biotechnology companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer. The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

The Fund may invest a substantial portion of its assets in equity securities of smaller capitalization companies, which are generally companies with market capitalizations of less than $1.5 billion at the time of the Fund’s investment.

The Fund anticipates that, under normal conditions, it will invest more of its assets in U.S. securities than in securities of any other single country. It is currently anticipated that the Fund’s investments in foreign securities will not exceed 20% of its total assets. The Fund may buy foreign securities that are traded in the U.S. or in foreign markets, as well as American, European, and Global Depositary Receipts.

The investment manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the investment manager seeks companies that have identifiable drivers of future earnings growth and that present, in the investment manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Biotechnology Industry   The biotechnology industry is affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments which may make a company’s products or services obsolete in a short period of time. In the past, the biotechnology sector has experienced considerable volatility in reaction to research and other business developments which may affect only one, or a few companies within the sector. The market values of investments in the biotechnology industry are often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. In addition, compared to more developed industries, there may be a thin trading market in biotechnology securities.

Concentration   By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

The Fund is not managed to track a benchmark. Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark. Conversely, if the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'13	24.98%
Worst Quarter:	Q1'05	-15.75%
As of June 30, 2014, the Fund's year-to-date return was 9.85%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2013

	1 Year	5 Years	10 Years
Franklin Biotechnology Discovery Fund - Class A
Return Before Taxes	58.95%	23.92%	12.30%
Return After Taxes on Distributions	56.11%	22.93%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	34.91%	19.55%	10.21%
Franklin Biotechnology Discovery Fund - Class C	67.60%	25.36%	12.93%
Franklin Biotechnology Discovery Fund - Advisor Class	69.15%	25.71%	13.11%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
NASDAQ Biotechnology Index (index reflects no deduction for fees, expenses or taxes)	65.61%	26.57%	12.58%

Performance information for Class R6 shares is not shown because it had not commenced operations as of the date of this prospectus.

Historical performance for Class C and Advisor Class shares prior to their inception is based on the performance of Class A shares. Class C and Advisor Class performance has been adjusted to reflect differences in sales charges and 12b-1 expenses (with respect to Class C only) between classes.

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Evan McCulloch, CFA   Vice President of Advisers and portfolio manager of the Fund since 1997.

Jerel A. Banks, M.D., PH.D.   Portfolio Manager of Advisers and portfolio manager of the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Biotechnology Discovery Fund

Investment Company Act file #811-06243
© 2014 Franklin Templeton Investments. All rights reserved.
402 PSUM 09/14	00070449